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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               (Date of earliest event reported): August 31, 2000


                               ELECTRIC CITY CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-2791                      36-4197337
           --------                      --------                      ----------
(State or other jurisdiction of
incorporation or organization      (Commission File #)      (IRS Employer Identification No.)


           1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
                    (Address of principal executive offices)

                                 (847) 437-1666
              (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

(a) Effective August 31, 2000, pursuant to an Agreement and Plan of Merger dated as of August 31, 2000, by and among Electric City Corp. ("Electric City") and Electric City Acquisition Corporation, a wholly-owned subsidiary of Electric City ("Merger Subsidiary"), on the one hand, and Switchboard Apparatus, Inc. ("Switchboard Apparatus") and Dale Hoppensteadt, George Miller and Helmut Hoppe (collectively, the "Sellers"), on the other hand, Electric City purchased from the Sellers all of the issued and outstanding shares of capital stock of Switchboard Apparatus. In connection with the acquisition, Switchboard Apparatus was merged with, and into, the Merger Subsidiary, with Merger Subsidiary continuing as the surviving corporation under the name Switchboard Apparatus, Inc.

     The aggregate purchase price of $1,941,750 was paid in the form of 551,226 shares of Electric City common stock, which were issued out of Electric City's authorized, but unissued common stock. Fifteen percent (15%) of the shares issued are being held in escrow to indemnify Electric City against certain damages that may arise in connection with the acquisition. Electric City has agreed to register the shares of its common stock issued to the Sellers under the Securities Act of 1933, as amended. In addition, Electric City assumed the liabilities of Switchboard Apparatus, including $350,000 of payments owed to the Sellers and $827,556.47 of bank debt. The purchase price was arrived at through arms' length negotiations between Electric City and the Sellers. The acquisition will be recorded using the purchase method of accounting.

(b) Certain of the assets of Switchboard Apparatus acquired pursuant to this transaction consisted of plant and equipment and other physical property used by Switchboard Apparatus in the manufacture of electrical switching equipment. Electric City intends to continue to use these assets for the same purpose.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of the Business Acquired The audited financial statements of Switchboard Apparatus required pursuant to Item 310(c) of Regulation S-B cannot be provided at this time, but shall be filed as soon as practicable and in no event not later than sixty (60) days after the date that this report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information The pro forma financial information required pursuant to Item 310(d) of Regulation S-B cannot be provided at this time, but shall be filed as soon as practicable and in no event not later than sixty (60) days after the date that this report on Form 8-K was required to be filed.

(c)  Exhibits

     (2) The Agreement and Plan of Merger dated as of August 31, 2000, by and among Electric City Corp. ("Electric City") and Electric City Acquisition Corporation, on the one hand, and Switchboard Apparatus, Inc., Dale Hoppensteadt, George Miller and Helmut Hoppe, on the other hand. Electric City agrees to provide supplementally to the SEC upon request, copies of any omitted exhibits or schedules to the Agreement.

     (4) Indemnification and Stockholder Agreement, dated as of August 31, 2000, by and among Electric City Corp. and Dale Hoppensteadt, George Miller and Helmut Hoppe.


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ELECTRIC CITY CORP.:


Dated: September 14, 2000               By:  /s/ John Mitola
                                             -----------------------------------
                                             John Mitola
                                             Chief Executive Officer





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